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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): OCTOBER 5, 1999

                          LADY LUCK GAMING CORPORATION
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE               000-22436                880295602
            --------               ---------                ---------
        (State or other         (Commission File          (IRS Employer
        jurisdiction of             Number)            Identification No.)
         incorporation)

                     220 STEWART AVENUE
                     LAS VEGAS, NEVADA                    89101
                     -----------------                    -----
          (Address of principal executive offices)     (Zip Code)

                                 (702) 477-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         Lady Luck Gaming Corporation (the "Registrant" or "Lady Luck") entered into an Agreement and Plan of Merger dated as of October 5, 1999 (the "Agreement and Plan of Merger") with Isle of Capri Casinos, Inc., a Delaware corporation ("Isle of Capri") and Isle Merger Corp., a Delaware corporation and wholly-owned subsidiary of Isle of Capri ("Merger Sub"), providing for the merger of Merger Sub with and into Lady Luck, with Lady Luck to be the surviving corporation (the "Merger"). Pursuant to the Agreement and Plan of Merger, if the Merger is consummated at the effective time of the Merger, the separate existence of the Merger Sub will cease, Lady Luck will become a wholly-owned subsidiary of Isle, and each share of Lady Luck common stock, par value $.006 (except as to shares for which dissenters' rights have been properly asserted) will be converted into the right to receive $12.00 per share in cash, for an aggregate cash consideration of approximately $59 million. As a result of the Merger, Isle of Capri will assume all of Lady Luck's outstanding debt in the amount of approximately $177 million and will provide the funds necessary for Lady Luck to redeem its outstanding preferred stock in the amount of approximately $22 million. The closing of the acquisition of Lady Luck is subject to a number of customary conditions, including the approval of Lady Luck's stockholders and the approval of or notification by the gaming regulators in each of the jurisdictions in which Lady Luck and Isle of Capri operate. The Agreement and Plan of Merger is attached hereto as Exhibit 2.1 and incorporated by reference herein.

         As permitted under Item 601(b) of Regulation S-K, the Agreement and Plan of Merger is filed with this report without the disclosure schedules. The Registrant will supply a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

         On October 6, 1999, a joint press release was issued by the Registrant and Isle of Capri announcing the Merger. The press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

         In connection with entering into the Agreement and Plan of Merger, Andrew H. Tompkins, the Chairman of the Board and Chief Executive Officer of the Registrant, as well as the holder of approximately 46% of Lady Luck's common stock, entered into a Stockholder Support Agreement to and for the benefit of Isle of Capri pursuant to which he agreed to vote his shares of the Registrant's common stock in favor of the approval and adoption of the Agreement and Plan of Merger and the transactions contemplated therein and to sell to Isle of Capri shares of Lady Luck equal to 34.99% of the issued and outstanding shares of the Lady Luck common stock and, under certain circumstances, to sell the balance of the shares of Lady Luck common stock owned by him. The Stockholder Support Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

         Pursuant to the Stock Purchase Agreement, dated as of July 30, 1999, entered into by and among Lady Luck, Sodak Gaming, Inc., a South Dakota corporation ("Sodak") and Gamblers

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Supply Management Company, a South Dakota corporation ("Gamblers Supply"), a wholly-owned subsidiary of Sodak. Lady Luck is to acquire all of the outstanding capital stock of Gamblers Supply and the Miss Marquette riverboat casino and related real property. Pursuant to the Agreement and Plan of Merger, Isle of Capri agreed to make a secured loan of $16.3 million to Gamblers Supply in order to enable Lady Luck to consummate its acquisition of Gamblers Supply and the Miss Marquette Casino. The balance of the purchase price for Miss Marquette will be funded out of Lady Luck's working capital. This loan will be evidenced by a Credit Agreement to be entered into by Gamblers Supply and Isle of Capri which is attached to the Agreement and Plan of Merger as an exhibit. The Credit Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

         The Registrant, Gemini, Inc. ("Gemini"), International Marco Polo's Services, Inc. ("IMPS") and Andrew H. Tompkins entered into a First Amendment dated as of October 5, 1999, to amend certain provisions of the Amended and Restated Purchase Agreement dated as of August 31, 1999, and effective as of August 19, 1999, by and among the Registrant, Gemini, IMPS and Andrew H. Tompkins which provides for the Registrant's purchase (the "Gemini Transaction") of the Lady Luck Casino & Hotel in Las Vegas and associated real property and Gemini's trademark assets, including the name "Lady Luck" and the mailing list used in Lady Luck's business ("Trademark Assets"). The First Amendment provides for a two part closing of the Gemini Transaction. The closing of the sale of Gemini's Trademark Assets is scheduled to close concurrently with the Merger. The closing of the sale of Lady Luck Casino & Hotel in Las Vegas is subject to the approval of the Nevada gaming regulators and will close subsequent to receipt of approval from the Nevada gaming regulators and the satisfaction of customary closing conditions. The First Amendment is attached hereto as Exhibit
2.2 and incorporated by reference herein.

         On October 5, 1999, the Registrant, Gemini and Andrew H. Tompkins entered into an Exclusive License Agreement which contains the agreement of the Registrant to grant an exclusive perpetual license to Gemini and Mr. Tompkins for the use of the trademarks, including the "Lady Luck" name, and the customer mailing list in connection with the Lady Luck Casino & Hotel in Las Vegas, effective upon the closing of the Merger until the closing of the purchase of the Las Vegas Casino & Hotel in Las Vegas. If Isle of Capri decides not to purchase the Las Vegas Casino & Hotel, the Exclusive License Agreement remains effective indefinitely, and subject to termination as provided for therein. The Exclusive License Agreement is attached hereto as Exhibit 10.3 and incorporated by reference herein.

         On October 5, 1999, Isle of Capri and Andrew H. Tompkins entered into a Consulting, Advisory and Noncompetition Agreement which provides for the retention of Mr. Tompkins by Isle of Capri as a consultant and advisor to Isle of Capri and Mr. Tompkins' agreement to act in such capacity, effective upon the closing of the Merger. The Consulting, Advisory and Noncompetition Agreement is attached hereto as Exhibit 10.4 and incorporated by reference herein.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         EXHIBIT NO.                           DESCRIPTION

            2.1 Agreement and Plan of Merger dated as of October 5, 1999 by and among the Registrant, Isle of Capri and Merger Sub.

            2.2 First Amendment dated as of October 5, 1999, to the Amended and Restated Purchase Agreement dated as of August 31, 1999, and effective as of August 19, 1999, by and among the Registrant, Gemini, IMPS and Andrew H. Tompkins.

            10.1        Stockholder 4 dated as of October 5,
                        1999, by Andrew H. Tompkins to and for the benefit of Isle of Capri.

            10.2 Credit Agreement dated as of October , 1999, by and between Gamblers Supply and Isle of Capri.

            10.3 Exclusive License Agreement dated as of October 5, 1999, by and between the Registrant, Gemini and Andrew H. Tompkins.

            10.4 Consulting, Advisory and Noncompetition Agreement dated as of October 5, 1999, by and between Isle of Capri and Andrew H. Tompkins.

            99.1        Press Release dated October 6, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LADY LUCK GAMING CORPORATION

                                       By: /s/ Rory J. Reid
                                          -------------------------------------
                                               Rory J. Reid
                                               Senior Vice President, Secretary
                                               and General Counsel

Date: October   , 1999

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                                INDEX TO EXHIBITS


EXHIBIT NO.                            DESCRIPTION

    2.1 Agreement and Plan of Merger dated as of October 5, 1999 by and among the Registrant, Isle of Capri and Merger Sub.

    2.2 First Amendment dated as of October 5, 1999, to the Amended and Restated Purchase Agreement dated as of August 31, 1999, and effective as of August 19, 1999, by and among the Registrant, Gemini, IMPS and Andrew H. Tompkins.

    10.1 Stockholder Support Agreement dated as of October 5, 1999, by Andrew H. Tompkins to and for the benefit of Isle of Capri.

    10.2 Credit Agreement dated as of October , 1999, by and between Gamblers Supply and Isle of Capri.

    10.3 Exclusive License Agreement dated as of October 5, 1999, by and between the Registrant, Gemini and Andrew H. Tompkins.

    10.4 Consulting, Advisory and Noncompetition Agreement dated as of October 5, 1999, by and between Isle of Capri and Andrew H. Tompkins.

    99.1      Press Release dated October 6, 1999.

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